UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2013

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 18, 2013 NeoGenomics, Inc. Announced that it entered into an exclusive alliance with Covance Central Laboratories to Provide Comprehensive Anatomic Pathology, Histology and Specialty Laboratory Testing Services for Clinical Trials.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 99.1	Press Release dated November 18, 2013 that Covance Central Laboratories and NeoGenomics, Inc. Enter into Exclusive Alliance to Provide Comprehensive Anatomic Pathology, Histology and Specialty Laboratory Testing Services for Clinical Trials	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza
Chief Financial Officer

Date: November 18, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 18, 2013 that Covance Central Laboratories and NeoGenomics, Inc. Enter into Exclusive Alliance to Provide Comprehensive Anatomic Pathology, Histology and Specialty Laboratory Testing Services for Clinical Trials